ACCOUNTS RECEIVABLE AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2023
Accounts receivable and other current assets [Abstract]
Accounts Receivable and Other Current Assets	Accounts Receivable and Other Current Assets

	As at December 31, 2023	As at December 31, 2022
Accounts receivable
Amounts due from concentrate sales	$246	$188
Other receivables	447	366
	$693	$554
Other current assets
Restricted cash[1]	—	945
Value added taxes recoverable[2]	337	352
Prepaid expenses	203	243
Kibali JV Receivable[3]	148	—
Derivative assets[4]	—	59
Other[5]	127	91
	$815	$1,690
[1]Relates to restricted cash balance for Antofagasta plc, which funded their exit from the Reko Diq project, following its reconstitution as described in note 4. This was settled in the second quarter of 2023.
[2]Primarily includes VAT and fuel tax recoverables of $106 million in Zambia, $84 million in Mali, $51 million in Tanzania, $18 million in Argentina, and $11 million in the Dominican Republic (Dec. 31, 2022: $172 million, $49 million, $66 million, $32 million, and $12 million, respectively).
[3]Refer to note 16 for further details.
[4]Primarily consists of contingent consideration received as part of the sale of Massawa in 2020 and Lagunas Norte in 2021. During the first quarter of 2023, the final settlement of $46.25 million was received relating to the Massawa contingent consideration. During the fourth quarter of 2023, $15 million was received relating to the Lagunas Norte contingent consideration.
[5]2023 and 2022 balance includes $50 million asset reflecting the final settlement of Zambian tax matters.